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              FIRST AMENDMENT TO NON-TRANSFERABLE STOCK OPTION AGREEMENT


          This FIRST AMENDMENT TO NON-TRANSFERABLE STOCK OPTION AGREEMENT (this "AMENDMENT") is dated as of April 30, 1998, and entered into between WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation formerly known as WEI Acquisition Co. (the "COMPANY") and A&M INVESTMENT ASSOCIATES #3, LLC, a Delaware limited liability company (the "OPTIONEE"). Reference is made to that certain Non-Transferable Stock Option Agreement (the "STOCK OPTION AGREEMENT" and as amended hereby the "AMENDED AGREEMENT") dated as of January 31, 1997, between the Company and the Optionee. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Stock Option Agreement and the POR.


                                       RECITALS


          WHEREAS, the Stock Option Agreement as originally executed does not correctly reflect the intention of the parties with respect to the dilutive impact of the (i) options issued to the Optionee, (ii) the shares of stock sold to the Optionee under that certain Management Services Agreement dated as of January 31, 1997, as amended (the "Management Services Agreement") and that certain Stock Subscription Agreement dated as of January 31, 1997, as amended (the "Stock Subscription Agreement"), and (iii) the Warrants issued pursuant to the POR; and

          WHEREAS, the Stock Option Agreement currently provides that the shares of Common Stock subject to the option would be adjusted to reflect the dilutive effect of additional shares to be issued under the POR through January 31, 1998 under the assumption that all shares of Common Stock to be issued under the POR would be issued by January 31, 1998; and

          WHEREAS, the Company is still in the process of resolving Claims under the POR and, accordingly, all shares of Common Stock to be issued under the POR were not issued by January 31, 1998 and will not be issued for some indefinite period in the future; and

          WHEREAS, certain holders of Claims entitled to receive Common Stock under the POR have expressed a willingness to resolve disputes with the Company over the proper amount of their Claims if such Claims are paid in cash in lieu of Common Stock; and

          WHEREAS, the Company believes that it is in its interest to resolve such Claims disputes by payments of cash in lieu of Common Stock; and

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          WHEREAS, if such Claims were paid in Common Stock, as provided for in the POR, the Optionee would be entitled under the Stock Option Agreement to adjustments increasing the number of shares of Common Stock subject to the A&M Options and reducing the A&M Options' exercise prices; and

          WHEREAS, the parties believe that it would be unfair to the Optionee and contrary to their original intent if the Optionee did not receive an adjustment in the number of shares of Common Stock subject to the A&M Options and the A&M Options' exercise prices because of such settlements for cash in lieu of Common Stock; and

          WHEREAS, the Management Services Agreement is being amended contemporaneously herewith to make a corresponding adjustment in the number of shares of Common Stock sold to the Optionee pursuant to the Management Services Agreement and the Stock Subscription Agreement;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


          SECTION 1.          AMENDMENT TO SECTION 8(a) OF THE STOCK OPTION
                              AGREEMENT

          Section 8(a) of the Stock Option Agreement is amended to read in full as follows:

               (a) ADJUSTMENTS FOR POR DISTRIBUTIONS, SETTLEMENTS OF CLAIMS FOR CASH, AND SHARES SOLD TO OPTIONEE. The First Option Exercise Price, the Second Option Exercise Price and the Third Option Exercise Price, as the case may be, and the number of Shares purchasable under each A&M Option (such number of Shares being referred to herein as the "UNDERLYING OPTION SHARES") shall be adjusted as described below in order to account for: (i) any shares of Common Stock issued by the Company (other than Common Stock issued upon exercise of the Warrants, as defined in the POR) pursuant to
     Section 5.05(a) of the POR (such shares being referred to herein as the "POR SHARES"), (ii) the number of shares of Common Stock that would have been issued by the Company pursuant to Section 5.05(a) of the POR but for the prospective issuee's election to receive cash in lieu of such shares (such number of unissued shares being referred to herein as the "UNISSUED SHARES" and being equal to the QUOTIENT OF (A) the amount in dollars paid to the Holders of Allowed General Unsecured Claims (as defined in the POR and exclusive of Eligible Suppliers who elected the Exchange Option, also as defined in the POR) in lieu of such Holders receiving POR Shares DIVIDED BY (Y) $8.36.), (iii) the number of shares of Common Stock sold to A&M pursuant to the Management Services Agreement and subject to adjustment as provided therein (the "A&M SHARES") and (iv) the Underlying Option Shares. The adjustment

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     provided in this Section 8 shall be made periodically as deemed practicable by the Company and the Optionee and in any event an interim adjustment will be made on September 30, 1998.

                    (1) The Underlying Option Shares shall be adjusted so that they equal three and one-third percent (3 1/3%) of the aggregate number of: (i) the POR Shares, (ii) the Unissued Shares, (iii) the A&M Shares and (iv) the Underlying Option Shares collectively (the "TOTAL BASELINE SHARES");

                    (2) The First Option Exercise Price shall be adjusted to equal the QUOTIENT OF (A) $95,000,000 DIVIDED BY (B) the difference between the Total Baseline Shares and the Underlying Option Shares (as such Total Baseline Shares and Underlying Option Shares shall have been adjusted);

                    (3) The Second Option Exercise Price shall be adjusted to equal THE QUOTIENT of (A) $115,000,000 DIVIDED BY (B) the difference between the Total Baseline Shares and the Underlying Option Shares (as such Total Baseline Shares and Underlying Option Shares shall have been adjusted);

                    (4) The Third Option Exercise Price shall be adjusted to equal THE QUOTIENT of (A) $140,000,000 DIVIDED BY (B) the difference between the Total Baseline Shares and the Underlying Option Shares (as such Total Baseline Shares and Underlying Option Shares shall have been adjusted).

          SECTION 2.  GENERAL

               (a)  REFERENCE TO AND EFFECT ON THE STOCK OPTION AGREEMENT.

                    (i) On and after the effective date of this Amendment, each reference in the Stock Option Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Stock Option Agreement shall mean and be a reference to the Amended Agreement; and

                    (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Company under, the Stock Option Agreement.

               (b) BINDING AGREEMENT. This Amendment and the Amended Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

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               (c)  AUTHORIZATION.  Each of the Company and the Optionee
     represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action.

               (d) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflict of law principles.

               (e) SEVERABILITY. If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

               (f) ENTIRE AGREEMENT. This Amendment and the Amended Agreement contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

               (g) COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Company and the Optionee and receipt by the Company of written or telephonic notification of such execution and authorization of delivery thereof.

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          IN WITNESS THEREOF, the parties have executed this Amendment as of the day and year first above written.



                              A&M INVESTMENT ASSOCIATES #3, LLC


                              By:  /s/ Antonio C. Alvarez
                                   ----------------------------
                              Its:     Co-Manager
                                   ----------------------------



                              WHEREHOUSE ENTERTAINMENT, INC.


                              By:  /s/ R.S. Kelleher
                                   ----------------------------
                              Its:     C.F.O.
                                   ----------------------------



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